Prospectus supplement dated July 6, 2018
to the following prospectus(es):
Nationwide Marathon® Variable Universal Life Ultra prospectus dated July 2, 2018
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
1. The prospectus offers the following underlying mutual fund(s) as investment option(s) under the policy. Effective July 2, 2018, the name of the investment option(s) are updated as indicated below:
CURRENT NAME	UPDATED NAME
Deutsche Variable Series I - Deutsche Capital Growth VIP: Class A	Deutsche DWS Variable Series I - DWS Capital Growth VIP: Class A
Deutsche Variable Series II - Deutsche Global Income Builder VIP: Class A	Deutsche DWS Variable Series II - DWS Global Income Builder VIP: Class A
2. On June 13, 2018, at a meeting of the Board of Trustees (the "Board") of Nationwide Variable Insurance Trust (the "Trust"), the Board approved the termination of Boston Advisors, LLC as the subadviser to the Nationwide Variable Insurance Trust – NVIT Large Cap Growth Fund: Class I (the "Fund") and approved the appointment of BNY Mellon Asset Management North America Corporation as the Fund’s new subadviser. This change is anticipated to take effect on or about July 16, 2018 (the "Effective Date"). As of the Effective Date, the Fund is renamed "Nationwide Variable Insurance Trust – NVIT Dynamic U.S. Growth Fund: Class I." All references in the prospectus to the Fund’s former name are replaced accordingly.
VLSS-0105AO
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